UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 4, 2005

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement

On May 4, 2005, the Compensation and Management Development Committee of the Board of Directors (the “Board”) of Waters Corporation (the “Company”) recommended, and the Board approved and ratified, resolutions to amend the terms of options to purchase 36,000 shares of the Company’s common stock and 2,000 shares of the Company’s restricted common stock previously granted to Philip Caldwell, a retiring member of the Board, under the Company’s Amended and Restated 1996 Non-Employee Director Stock Option Plan (“the 1996 Plan”) and its 2003 Equity Incentive Plan (as amended, the “2003 Plan”). The resolutions accelerated the exercisability of an aggregate of 12,000 unvested stock options under the 1996 Plan and the 2003 Plan such that each option became 100% vested and exercisable as of May 4, 2005. The resolutions also amended each stock option granted under the 1996 Plan to extend until May 4, 2006 the time that each such option shall remain exercisable and accelerated the vesting of the 2,000 shares of the Company’s restricted common stock issued under the 2003 Plan such that risk of forfeiture relating to such shares lapsed on May 4, 2005. The stock option acceleration effected by these resolutions will result in a compensation charge to the Company, which is not expected to be material to the Company’s consolidated statement of operations in the quarter ended July 2, 2005.

The 1996 Plan was adopted by the Board on February 26, 1996 and was approved by the stockholders of the Company on May 6, 1996. The material terms of the 1996 Plan are set forth in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2000. The 2003 Plan was adopted by the Board on March 5, 2003 and was approved by the stockholders of the Company on May 6, 2003. The material terms of the 2003 Plan are described in the Proxy Statement filed by the Company with the SEC on March 21, 2003 and are set forth in the Company’s Form S-8, filed with the SEC on November 20, 2003, and its Annual Report on Form 10-K, filed with the SEC on March 12, 2004.

In addition, at the Company’s 2005 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 4, 2005 the stockholders of the Company approved a proposal pursuant to which the 2003 Plan was amended to increase the number of shares available for issuance thereunder by 3,800,000 shares from 5,697,290 to 9,497,290. All other material terms of the 2003 Plan remain unchanged.

Further, at the Annual Meeting the stockholders of the Company ratified and approved the material terms of the Company’s Management Incentive Plan, the terms of which are disclosed in the Company’s Proxy Statement, filed with the SEC on March 22, 2005.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company announced that effective as of May 4, 2005, the date of the Annual Meeting, Philip Caldwell, who had previously indicated his desire to retire as a Director of the Company as of May 4, 2005, and, therefore, not to stand for re-election to the Board, officially retired as a Director of the Company.

     Statements contained herein may be considered “forward-looking” statements under the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These include statements regarding the accounting treatment for stock options and the estimated impact of the acceleration of vesting on the Company’s earnings. These statements involve a number of risks and uncertainties that could materially affect future results as well as other risk factors contained in the Company’s filings made with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION
Dated: May 9, 2005	By:	/s/ John Ornell
		Name:	John Ornell
		Title:	Vice President, Finance and Administration and Chief Financial Officer